SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2009U

U Blonder Tongue Laboratories, Inc.
(Exact Name of registrant as specified in its charter)

U Delaware	1-14120	U 52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey 08857 U
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: U (732) 679-4000

U Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 26, 2009, Blonder Tongue Laboratories, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2008. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are filed herewith:

Exhibit 99.1 - Press Release dated February 26, 2009.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        BLONDER TONGUE LABORATORIES, INC.

U/s/ Eric Skolnik By: Eric Skolnik Senior Vice President and Chief Executive Officer

Date: February 26, 2009

EXHIBIT INDEX

Exhibit No. Exhibit 99.1	Description Press Release of Blonder Tongue Laboratories, Inc. dated February 26, 2009 regarding its financial results for the fourth quarter and year ended December 31, 2008.